UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2007

Global Entertainment Holdings, Inc.
(Exact name of registrant as specified in charter)

NEVADA	000-49679	93-1221399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6375 S. Pecos Road, Suite 217, Las Vegas, NV 89120
(Address of principal executive offices)

(702) 898-8388
(Registrant’s Telephone Number, including Area Code)

LitFunding Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 6, 2007, our Board of Directors authorized an amendment to the Certificate of Designation of Series B Preferred Stock to remove the automatic conversion clause and to clarify the effect of a stock split on the outstanding shares of Series B Preferred Stock.  The amendment was filed and effective on December 6, 2007.

On November 26, 2007, we filed an amendment to our Articles of Incorporation, as amended, to change our name from LitFunding Corp. to Global Entertainment Holdings, Inc.  The amendment had an effective date of December 10, 2007.

On November 21, 2007, our Board of Directors authorized an amendment to our Articles of Incorporation, as amended, to effect a reverse split of the issued and outstanding shares of our common stock, par value $0.001, on a 1 for 10 basis.  The amendment was filed on November 26, 2007 with an effective date of December 10, 2007.  We filed a request with NASDAQ to effect the reverse split effective December 10, 2007. As of December 12, 2007, NASDAQ has not acted upon our request and has informed us that the reverse split will likely take effect the week of December 17, 2007.

On the day that NASDAQ effects our reverse split, each holder will receive 1 share for each 10 shares they own immediately prior to the date of the reverse split.  We will not issue fractional shares in connection with the foregoing stock split.  Fractional shares will be rounded up to the nearest whole share.

The foregoing description of the Amended Certificate of Designation of Series B Preferred Stock and the Certificate of Amendment is qualified in its entirety by, and made subject to, the more complete information set forth in the Amended Certificate of Designation of Series B Preferred Stock, included as Exhibit 3.1, and the Certificate of Amendment, included as Exhibit 3.2, filed herewith.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
3.1	Amended Certificate of Designation of Series B Preferred Stock (filed herewith).
3.2	Certificate of Amendment to the Articles of Incorporation, dated December 10, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Entertainment Holdings, Inc.
(Registrant)

Date: December 12, 2007	By:	/s/ Gary Rasmussen
Gary Rasmussen
Chief Executive Officer